UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 February 11, 2004
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                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
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             (Exact name of registrant as specified in its charter)


 DELAWARE                        1-8689                          23-0973760
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(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
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               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
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              (Registrant's telephone number, including area code)

Item 5.     OTHER EVENTS.
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     On February 11, 2004, the Company issued the press release, attached hereto as Exhibit 99-1,  announcing its first quarter results,  and an extension of the
exclusivity   agreement,   attached  hereto  as  Exhibit  99-2,  between  Jarden
Corporation and the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                    99-1 Press Release dated February 11, 2004

                    99-2 Amendment to Exclusivity  Agreement  dated February 10,
                         2004

ITEM 9.  REGULATION FD DISCLOSURE (Information Being Provided Under Item 12).
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     In accordance  with SEC Release No.  33-8216,  the  following  information, intended to be furnished under "Item 12 -- Results of Operations and Financial Condition," is instead furnished under "Item 9 -- Regulation FD Disclosure." This information shall not be deemed "filed" for purposed of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On February 11, 2004, Dixon Ticonderoga Company (the "Company") issued a press release announcing its results of operations for the three months ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99-1 and is incorporated herein by reference.

     The Company urges investors to carefully review all financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, as well as quarterly earnings releases.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     February 11, 2004
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                             By:        /s/  Gino N. Pala
                                        -------------------------------
                                        Gino N. Pala
                                        Chairman of Board, Co-Chief Executive
                                        Officer and Director